UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 9, 2015

WILLBROS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-34259	30-0513080
(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1000, Houston, Texas 77027

(Address of Principal Executive Offices) (Zip Code)

(713) 403-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

An amendment to the Certificate of Incorporation of Willbros Group, Inc. (the “Company”) to increase the number of authorized shares of common stock, $0.05 par value per share, from 70,000,000 shares to 105,000,000 shares was approved by the stockholders of the Company at the Company’s Annual Meeting of Stockholders held on June 9, 2015. A Certificate of Amendment to the Certificate of Incorporation was filed by the Company with the Secretary of State of the State of Delaware on June 12, 2015. The Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 9, 2015, the Company held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 61,421,362 shares of the Company’s common stock were entitled to vote as of April 20, 2015, the record date for the Annual Meeting. There were 54,430,174 shares present, in person or by proxy, at the Annual Meeting (or 88.6% of the outstanding shares), at which the stockholders were asked to vote on five proposals. Set forth below are the matters acted upon by the stockholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal One — Election of Directors

The stockholders voted to elect two Class I Directors to serve for a term of three years expiring at the annual meeting of stockholders in 2018 and until their successors shall be duly elected and qualified. The results of the vote were as follows:

	For	Against	Abstain	Broker Non-Votes
Michael C. Lebens	35,990,389	11,683,007	8,933	6,747,845
Phil D. Wedemeyer	34,973,881	12,699,590	8,858	6,747,845

Proposal Two — Approval of Amendment to the Company’s

Certificate of Incorporation to Increase the Number of

Shares of Authorized Common Stock

The stockholders voted to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 70,000,000 shares to 105,000,000 shares. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
48,342,725	5,839,682	247,767	-0-

Proposal Three — Advisory Vote to Approve

Named Executive Officer Compensation

The stockholders voted to approve, on an advisory basis, named executive officer compensation. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
32,450,926	15,086,172	145,231	6,747,845

Proposal Four — Ratification of Appointment of Independent

Registered Public Accounting Firm

The stockholders voted to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2015. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
54,020,952	391,167	18,055	-0-

Proposal Five — Stockholder Proposal Recommending

Elimination of the Company’s Classified Board of Directors

The stockholders voted to approve a stockholder proposal recommending the elimination of the Company’s classified Board of Directors. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
28,743,025	18,919,185	20,119	6,747,845

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibit is filed herewith:

3.1	Certificate of Amendment of Certificate of Incorporation of Willbros Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.

Date: June 15, 2015	By:	/s/ Van A. Welch
Van A. Welch Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation of Willbros Group, Inc.